Exhibit 10.7

WASTE CONNECTIONS, INC.

2002 SENIOR MANAGEMENT

EQUITY INCENTIVE PLAN

1.	PURPOSE.

The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Incentive Stock Options and Nonqualified Stock Options to selected Officers and Directors, to attract and retain persons of ability as Officers and Directors, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.	DEFINITIONS.

(a)           “Board” means the Company’s Board of Directors.

(b)           “Change in Control” means:

(i)           any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

(ii)           any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(iii)           any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act) shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company’s outstanding voting securities (except that for purposes of this definition, “person” shall not include any person (or any person that controls, is controlled by or is under common control with such person) who as of the date of an Option Agreement owns ten percent (10%) or more of the total voting power represented by the outstanding voting securities of the Company, or a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)           “Committee” means a committee appointed by the Board in accordance with section 4(c) of the Plan.

(e)           “Company” means Waste Connections, Inc., a Delaware corporation.

(f)           “Continuous Status as an Officer or Director” means the employment or relationship as a Director is not interrupted or terminated.  An interruption or termination shall not be deemed to occur if a person remains employed with the Company following cessation of his or her status as an Officer or Director.  The Board, in its sole discretion, may determine whether Continuous Status as an Officer or Director shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

(g)           “Director” means a member of the Company’s Board.

(h)           “Disability” means permanent and total disability within the meaning of section 422(c)(6) of the Code.

(i)           “Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company.  Neither service as a Director nor receipt of a director’s fee from the Company shall be sufficient to constitute “employment” by the Company.

(j)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)           “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(i)           If the Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination, in each case as reported in The Wall Street Journal or such other sources as the Board deems reliable;

(ii)           If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination; or

(iii)           In absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l)           “Incentive Stock Options” means Options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code, subject to the approval requirements of Section 9.

(m)           “Non-Employee Director” means a Director who satisfies the requirements established from time to time by the Securities and Exchange Commission for non-employee directors under Rule 16b-3.

(n)           “Nonqualified Stock Options” means Options that are not intended to qualify as Incentive Stock Options.

(o)           “Officer” means any officer of the Company or a Subsidiary.

(p)           “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(q)           “Optionee” means an Officer or Director who holds an outstanding Option.

(r)           “Options” means, collectively, Incentive Stock Options and Nonqualified Stock Options.

(s)           “Outside Director” means a member of the Board who satisfies the requirements established from time to time for outside directors under section 162(m) of the Code.

(t)           “Plan” means this Waste Connections, Inc. 2002 Senior Management Equity Incentive Plan.

(u)           “Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time.

(v)           “Securities Act” means the Securities Act of 1933, as amended.

(w)           “Stock” means the Common Stock of the Company.

(x)           “Subsidiary” means any corporation that at the time an Option is granted under the Plan qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in section 424(f) of the Code, or any similar provision hereafter enacted.

(y)           “Ten Percent Shareholder” means an individual who, at the time of an Option grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

3.	SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in section 6 for changes in Stock, the Stock that may be sold pursuant to Options shall not exceed in the aggregate 6,750,000 shares.  Such number of shares shall be reserved for Options (subject to adjustment as provided in section 6).  If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

4.	ADMINISTRATION.

(a)           The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b), or, as to certain functions, by an Officer of the Company, as provided in subsection (c).  Subject to the Plan, the Board shall:

                (i)          determine and designate from time to time those Officers and Directors to whom Options are to be granted, and whether the Options granted will be Incentive Stock Options or Nonqualified Stock Options;

(ii)         authorize the granting of Incentive Stock Options, Nonqualified Stock Options or combinations thereof;

(iii)       determine the number of shares subject to each Option and the Exercise Price of each Option;

(iv)        determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period;

(v)          construe and interpret the Plan and the Options, and establish, amend and revoke rules and regulations for the Plan’s administration, and correct any defect, omission or inconsistency in the Plan or any Option Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

(vi)        determine the Fair Market Value;

(vii)       approve forms of agreements for use under the Plan; and

(viii)      make such other determinations as it may be authorized to make in the Plan and as it may deem necessary and desirable for the purposes of the Plan.

(b)           Notwithstanding the foregoing, however:

(i)          no Option shall be granted after the expiration of ten years from the effective date of the Plan specified in section 9 below;

(ii)         the aggregate Fair Market Value (determined as of the date the Option is granted) of the Stock subject to Options that become exercisable for the first time by any Officer during any calendar year under all Incentive Stock Options of the Company and its Subsidiaries shall not exceed $100,000;

(iii)       no Officer or Director who is not an Employee of the Company or a Subsidiary shall be entitled to receive Incentive Stock Options under the Plan;

(iv)        subject to adjustment as provided in Section 6(b), at any such time as Company is a “publicly held corporation” within the meaning of Code Section 162(m), no Officer or prospective Officer shall be granted Options within any fiscal year of the Company to purchase more than 1,125,000 shares of Stock.  An Option that is cancelled in the same fiscal year of the Company in which it was granted shall continue to be counted against the grant limit for such period.

(c)           The Board may delegate administration of the Plan to one or more Committees of the Board.  Each such Committee shall consist of one or more members appointed by the Board.  Subject to the foregoing, the Board may from time to time increase the size of any such Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused.  If the Board delegates administration of the Plan to a Committee, the Committee shall have the same powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish any such Committee at any time and revest in the Board the previously delegated administration of the Plan.

(d)           The Board may delegate administration of sections 4(a)(i) through 4(a)(iii) above to the Chief Executive Officer of the Company; provided, however, that such officer may not issue Options to purchase more than 6,750,000 shares of Stock and may not designate himself or herself or someone who is not an officer as an Optionee.

(e)           Notwithstanding anything in this section 4 to the contrary, so long as a class of the Company’s equity securities is registered under section 12 of the Exchange Act, all decisions to grant Options to an Officer or Director shall be made by a Committee comprised solely of two or more Directors, each of whom is both a Non-Employee Director and an Outside Director, or shall be made in another manner that satisfies the requirements of Rule 16b-3 and section 162(m) of the Code, so that (i) transactions between the Company and any Officer or Director relating to such Options may be exempt from section 16(b) of the Exchange Act, and (ii) the grant or exercise of Options is not considered “applicable employee remuneration” as defined in section 162(m) of the Code.

5.	TERMS AND CONDITIONS OF OPTIONS.

Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or Annex B or such other form as may be approved by the Board.  Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

(a)           OPTION TERM.  Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term.  The Board may extend such term; provided that, in the case of an Incentive Stock Option, such extension shall not in any way disqualify the Option as an Incentive Stock Option.  The term of any Option, including any such extensions, shall not exceed ten years from the date of grant; provided that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such term, including extensions, shall not exceed five years from the date of grant.

(b)           EXERCISE PRICE.  Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted; provided that the exercise price of an Incentive Stock Option shall be not less than the Fair Market Value, or if granted to a Ten Percent Shareholder, 110 percent of the Fair Market Value, of one share of Stock on the date the Option is granted, as such Fair Market Value is determined by the Board.

(c)           VESTING.  Each Option Agreement shall specify when it is exercisable.  The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not be, equal).  An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised.  An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

(d)           PAYMENT OF PURCHASE PRICE ON EXERCISE.  Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company’s reported earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to section 5(e), (C) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Stock being acquired upon the exercise of the Option, including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System (a “cashless exercise”), or (D) in any other form or combination of forms of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

(e)           NONTRANSFERABILITY.  An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability.  Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee.

(f)           CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

(i)           SECURITIES LAW COMPLIANCE.  The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares on exercise of Options shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board.  Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(ii)           INVESTMENT REPRESENTATION.  The Company may require any Optionee, or any person to whom an Option is transferred, as a condition of exercising such Option, to (A) give written assurances satisfactory to the Company as to the Optionee’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option, and (B) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the Stock on the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

(g)           EXERCISE AFTER DEATH OF OPTIONEE.  If an Optionee dies (i) while an Officer or Director, or (ii) within three months after termination of the Optionee’s Continuous Status as an Officer or Director because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee’s estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (A) one year after the Optionee’s death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (B) the expiration date specified in the Option Agreement.  If, after the Optionee’s death, the Optionee’s estate or the person who acquired the right to exercise the Optionee’s Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(h)           EXERCISE AFTER TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS AN OFFICER OR DIRECTOR AS A RESULT OF DISABILITY OR RETIREMENT.  If an Optionee’s Continuous Status as an Officer or Director terminates as a result of the Optionee’s Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earliest of (i) three months after retirement, in the case of Incentive Stock Options, (ii) six months after Disability, in the case of Incentive Options, (iii) six months after Disability or retirement, in the case of Nonqualified Stock Options (or such longer period specified in the Option Agreement), or (iv) the expiration of the term set forth in the Option Agreement.  If, after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(i)           NO EXERCISE AFTER TERMINATION OF OPTIONEE’S CONTINUOUS STATUS AS AN OFFICER OR DIRECTOR OTHER THAN AS A RESULT OF DEATH, DISABILITY OR RETIREMENT.  If an Optionee’s Continuous Status as an Officer or Director terminates other than as a result of the Optionee’s death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Officer or Director.  The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

(j)           EXCEPTIONS.  Notwithstanding subsections (g), (h) and (i) , the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

(k)           INCENTIVE STOCK OPTIONS.  Each Option Agreement that provides for the grant of an Incentive Stock Option shall contain such terms and conditions as the Board determines to be necessary or desirable to qualify such Option as an Incentive Stock Option within the meaning of section 422 of the Code.

(l)           COMPANY’S REPURCHASE RIGHT.  Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement.  Such right shall be exercisable by the Company after termination of an Optionee’s Continuous Status as an Officer or Director, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.

6.	ADJUSTMENTS ON CERTAIN EVENTS.

(a)           CHANGES IN CONTROL.  Each Option Agreement shall provide that in the event that the Company is subject to a Change in Control:

(i)           immediately prior thereto all outstanding Options shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Option Agreement; and

(ii)           the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee’s consent, the shares subject to an Option may (A) continue as an immediately exercisable Option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable Options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for the Option, or (D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to the Option multiplied by the remainder of (1) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to the Option.

(b)           ADJUSTMENT OF SHARES.  The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation).  An adjustment made pursuant to this section 6(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.  In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Option been exercised in full immediately prior to the occurrence (or applicable record date) of such event.  If, as a result of any adjustment pursuant to this section 6(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

(c)           If at any time, as a result of an adjustment made pursuant to this section 6, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 6, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(d)           All calculations under this section 6 shall be, in the case of exercise price, rounded up to the nearest cent or, in the case of shares, rounded down to the nearest one-hundredth of a share, but in no event shall the Company be obligated to issue any fractional share on any exercise of the Option.

7.	AMENDMENT OF THE PLAN.

(a)           The Board may from time to time amend or modify the Plan for any reason; provided that the Company will seek shareholder approval for any change if and to the extent required by applicable law, regulation or rule.

(b)           It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to cause the Plan or Incentive Stock Options to comply therewith.

(c)           Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment, unless the Optionee consents in writing.

8.	TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time for any reason.  Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s shareholders.  No Options may be granted under the Plan while the Plan is suspended or after it is terminated.  Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the Optionee.

9.	EFFECTIVE DATE OF THE PLAN.

The effective date of the Plan shall be determined by the Board.  Except as provided in the next sentence, Incentive Stock Options shall not be issued under the Plan unless at the time of such issuance the Code requires approval of the Plan by the shareholders of the Company holding not less than the majority of the shares present and voting at an annual or special meeting or by written consent specified in the Code and the Plan is so approved.  Notwithstanding the foregoing, Incentive Stock Options may be granted by the Board as provided herein within twelve months of the expected date on which such meeting is to be held or such written consents solicited subject to such subsequent shareholder approval.  Options may be issued to an Officer or Director at any time, but shall not be exercisable prior to shareholder approval of the Plan pursuant to Rule 4350(i) of the National Association of Securities Dealers, Inc.’s Qualification Requirements for NASDAQ Stock Market Securities; provided, however, that Options may be issued to any person not previously employed by the Company and may be exercisable at any time, as an inducement essential to the individual’s entering into an employment contract with the Company as an Officer.

10.	WITHHOLDING TAXES.

Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the minimum withholding tax requirements.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

11.	NO RIGHTS AS SHAREHOLDER.

No Optionee, as such, shall have any rights as a shareholder of the Company.

12.	NO RIGHTS TO CONTINUED EMPLOYMENT OR ENGAGEMENT.

The Plan and any Options granted under the Plan shall not confer on any Optionee any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee to terminate the Optionee’s employment or engagement at any time.

13.	COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT.

So long as a class of the Company’s equity securities is registered under section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3.  If during such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change.  All transactions under the Plan during such time shall be executed in accordance with the requirements of section 16 of the Exchange Act and the applicable regulations promulgated thereunder.

14.	INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as Directors or Officers, Directors and Officers to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

 ANNEX A

INCENTIVE STOCK OPTION AGREEMENT

__________________, Optionee:

Waste Connections, Inc. (the “Company”), pursuant to its 2002 Senior Management Equity Incentive Plan (the “Plan”), has this ______________, 20___, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company (“Stock”).  This option is intended to qualify as an “incentive stock option” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The grant under this Incentive Stock Option Agreement (the “Agreement”) is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s Officers and Directors.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.  The option granted hereunder shall be subject to and governed by the following terms and conditions:

1.           The total number of shares of Stock subject to this option is ______________ shares.  Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

The installments provided for are cumulative.  Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

2.           (a)           The exercise price of this option is $_____________________ per share, being not less than 100 percent of [110 percent if Optionee is a Ten Percent Shareholder] the Fair Market Value of the Stock on the date of grant of this option.
                             (b)           Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, by cashless exercise described in Section 5(d) of the Plan and complying with its provisions, or by delivering a combination of such forms of payment.  Such Stock (i) shall be valued at its Fair Market Value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company’s reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

Annex A: Page 1

3.           (a)           Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Officer or Director to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

(i)           a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

(ii)           any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company;

(iii)           you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(iv)           you acknowledge that the aggregate Fair Market Value (determined as of the date options are granted) of any Stock subject to Incentive Stock Options granted to you by the Company or any parent or Subsidiary that become exercisable for the first time during any calendar year may not exceed $100,000, and agree that to the extent that the aggregate Fair Market Value of Stock with respect to which such Incentive Stock Options are exercisable by you for the first time in a calendar year exceeds $100,000, the options or portions thereof in excess of such limit shall be treated (according to the order in which they were granted) as Nonqualified Stock Options.

(b)           The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Officer or Director and may not be exercised from or after the date thereof.

4.           This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

5.           Notwithstanding anything to the contrary herein, this option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, this option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the option be in effect with respect to the shares issuable upon exercise of the option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Annex A: Page 2

6.           The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ___________________ (which date shall be no more than [ten years] [five years if Optionee is a Ten Percent Shareholder] from the date this option is granted).  In no event may this option be exercised on or after the date on which it terminates.  This option shall terminate prior to the expiration of its term on the day after the termination of your Continuous Status as an Officer or Director for any reason or for no reason, unless:

(a)           such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earliest of the termination date set forth above, six months, in the case of Disability, or three months in the case of retirement, after such termination of your Continuous Status as an Officer or Director; or

(b)           such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Officer or Director only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.

7.           (a)           This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 5(f) of the Plan.

(b)           By exercising this option you agree that:

(i)           the Company may require you to enter into an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of (A) the exercise of this option, (B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or (C) the disposition of shares acquired on such exercise;

(ii)           you will notify the Company in writing within fifteen days after the date of any disposition of any of the shares of the Stock issued on exercise of this option that occurs within two years after the date of this option grant or within one year after such shares of Stock are issued on exercise of this option; and

(iii)           the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Exchange Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the “Effective Date”) of the registration statement of the Company filed under the Exchange Act as may be requested by the Company or the representative of the underwriters.  For purposes of this restriction, you will be deemed to own securities which (A) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees, (B) may be acquired by you within sixty days of the Effective Date, (C) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, or (D) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof.  You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Annex A: Page 3

8.           (a)           In the event that the Company is subject to a Change in Control:

(i)           immediately prior thereto this option shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

(ii)           the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee’s consent, the shares subject to this option may (A) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for this option, or (D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this option multiplied by the remainder of (1) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to this option.

(b)           The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation).  An adjustment made pursuant to this section 8(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.  In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the option been exercised in full immediately prior to the occurrence (or applicable record date) of such event.  If, as a result of any adjustment pursuant to this section 8(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

Annex A: Page 4

(c)           If at any time, as a result of an adjustment made pursuant to this section 8, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 8, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(d)           All calculations under this section 8 shall be, in the case of exercise price, rounded up to the nearest cent or, in the case of shares subject to this option, rounded down to the nearest one-hundredth of a share, but in no event shall the Company be obligated to issue any fractional share on any exercise of the option.

9.           This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes.  Unless the Company approves such a transfer, this option is exercisable during your life only by you.

10.           This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

11.           Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

12.           This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, including, without limitation, the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

Annex A: Page 5

WASTE CONNECTIONS, INC.

By
Duly authorized on behalf
of the Board of Directors

ATTACHMENTS:

Waste Connections, Inc. 2002 Senior Management Equity Incentive Plan

Notice of Exercise

Annex A: Page 6

The undersigned:

(a)           Acknowledges receipt of the foregoing Incentive Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

(b)           Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE:	_____________
(Initial)

OTHER:	_________________________
_________________________
_________________________

OPTIONEE

Address:

Annex A: Page 7

NOTICE OF EXERCISE
Waste Connections, Inc.
35 Iron Point Circle, Suite 200	Date of Exercise: __________
Folsom, CA 95630

Ladies and Gentlemen:

This constitutes notice under my Incentive Stock Option Agreement that I elect to purchase the number of shares of Common Stock (“Stock”) of Waste Connections, Inc. (the “Company”) for the price set forth below.

Option Agreement dated:	_______________________

Number of shares as
to which option is
exercised:	_______________________

Certificates to be
issued in name of:	_______________________

Total exercise price:	$______________________

Cash payment delivered
herewith:	$______________________

Value of __________ shares
of _________________ common
stock delivered herewith:[1]	$______________________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 2002 Senior Management Equity Incentive Plan or the Option Agreement, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen days after the date of any disposition of any of the shares of Stock issued on exercise of this option that occurs within two years after the date of grant of this option or within one year after such shares of Stock are issued on exercise of this option.

1           Shares must meet the public trading requirements set forth in the Option Agreement.  Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

Annex A: Page 8

I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the “Shares”) that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters.  For purposes of this restriction, I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned, directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof.  I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

Very truly yours,

Annex A: Page 9

 Annex B

NONQUALIFIED STOCK OPTION AGREEMENT

____________, Optionee:

Waste Connections, Inc. (the “Company”), pursuant to its 2002 Senior Management Equity Incentive Plan (the “Plan”), has this __________, 20__, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company (“Stock”).  This option is not intended to qualify and will not be treated as an “incentive stock option” within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The grant under this Nonqualified Stock Option Agreement (the “Agreement”) is in connection with and in furtherance of the Company’s compensatory benefit plan for participation of the Company’s Officers and Directors.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan.  The option granted hereunder shall be subject to and governed by the following terms and conditions:

1.           The total number of shares of Stock subject to this option is _______________ shares.  Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:

Number of Shares (Installment)	Date of Earliest Exercise (Vesting)

The installments provided for are cumulative.  Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

2.           (a)           The exercise price of this option is $______________ per share.

(b)           Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, by cashless exercise described in Section 5(d) of the Plan and complying with its provisions, or by delivering a combination of such forms of payment.  Such Stock (i) shall be valued at its Fair Market Value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company’s reported earnings, and (iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

Annex B: Page 1

                3.           (a)           Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Officer or Director to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

(i)           a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

(ii)           any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company; and

(iii)           you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

(b)           The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Officer or Director and may not be exercised from or after the date thereof.

4.           This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

5.           Notwithstanding anything to the contrary herein, this option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, this option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the option be in effect with respect to the shares issuable upon exercise of the option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.           The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ________________ (which date shall be no more than ten years from the date this option is granted).  In no event may this option be exercised on or after the date on which it terminates.  This option shall terminate prior to the expiration of its term the date of termination of your Continuous Status as an Officer or Director for any reason or for no reason, unless:

(a)           such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Officer or Director; or

Annex B: Page 2

(b)           such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Officer or Director only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.

7.           (a)           This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 5(f) of the Plan.

(b)           By exercising this option you agree that the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Exchange Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the “Effective Date”) of the registration statement of the Company filed under the Exchange Act as may be requested by the Company or the representative of the underwriters.  For purposes of this restriction, you will be deemed to own securities which (A) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees, (B) may be acquired by you within sixty days of the Effective Date, (C) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, or (D) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof.  You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

8.           (a)           In the event that the Company is subject to a Change in Control:

(i)           immediately prior thereto this option shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

(ii)           the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without Optionee’s consent, the shares subject to this option may (A) continue as an immediately exercisable option of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable options by the surviving corporation or its parent, (C) be substituted by immediately exercisable options granted by the surviving corporation or its parent with substantially the same terms for this option, or (D) be cancelled after payment to Optionee of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this option multiplied by the remainder of (1) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to this option.

Annex B: Page 3

(b)           The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation).  An adjustment made pursuant to this section 8(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.  In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Optionee would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the option been exercised in full immediately prior to the occurrence (or applicable record date) of such event.  If, as a result of any adjustment pursuant to this section 8(b), the Optionee shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Optionee of such allocation.

(c)           If at any time, as a result of an adjustment made pursuant to this section 8, the Optionee shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 8, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(d)           All calculations under this section 8 shall be, in the case of exercise price, rounded up to the nearest cent or, in the case of shares subject to this option, rounded down to the nearest one-hundredth of a share, but in no event shall the Company be obligated to issue any fractional share on any exercise of the option.

9.           This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes.  Unless the Company approves such a transfer, this option is exercisable during your life only by you.

Annex B: Page 4

10.           This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.  If this option is granted to you in connection with your performance of services as a Director, references to employment, Employee and similar terms shall be deemed to include the performance of services as a Director; provided that no rights as an Employee shall arise by reason of the use of such terms.

11.           Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

12.           This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, including, without limitation, the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan.  In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

WASTE CONNECTIONS, INC.

By
Duly authorized on behalf
of the Board of Directors

ATTACHMENTS:

Waste Connections, Inc. 2002 Senior Management Equity Incentive Plan
Notice of Exercise

Annex B: Page 5

The undersigned:

(a)           Acknowledges receipt of the foregoing Nonqualified Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

(b)           Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

NONE:	_____________
(Initial)

OTHER:	_________________________
_________________________
_________________________

OPTIONEE

Address:

Annex B: Page 6

NOTICE OF EXERCISE

Waste Connections, Inc.
35 Iron Point Circle, Suite 200	Date of Exercise: __________
Folsom, CA 95630

Ladies and Gentlemen:

This constitutes notice under my Nonqualified Stock Option Agreement that I elect to purchase the number of shares of Common Stock (“Stock”) of Waste Connections, Inc. (the “Company”) for the price set forth below.

Option Agreement dated:	_______________________

Number of shares as
to which option is
exercised:	_______________________

Certificates to be
issued in name of:	_______________________

Total exercise price:	$______________________

Cash payment delivered
herewith:	$______________________

Value of __________ shares
of _________________ common
stock delivered herewith:[2]	$______________________

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 2002 Senior Management Equity Incentive Plan or the Option Agreement, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen days after the date of any disposition of any of the shares of Stock issued on exercise of this option that occurs within two years after the date of grant of this option or within one year after such shares of Stock are issued on exercise of this option.

2           Shares must meet the public trading requirements set forth in the Option Agreement.  Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.
Annex B: Page 7

I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the “Shares”) that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters.  For purposes of this restriction, I will be deemed to own securities that (i) are owned, directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof.  I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

Very truly yours,

Annex B: Page 8